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                                                                    EXHIBIT 10.2

                              BMC INDUSTRIES, INC.
                         SAVINGS AND PROFIT SHARING PLAN

                         FIRST DECLARATION OF AMENDMENT

Pursuant to the retained power of amendment contained in Section 11.2 of the BMC Industries, Inc. Savings and Profit Sharing Plan, the undersigned hereby amends
Section 5.1(b) of the Plan to read as follows:

     (b)  In addition to the investment funds maintained pursuant to Subsection
          (a), the Trustee will maintain, within the Trust, the BMC Common Stock Fund, which will be invested in shares of Company Stock except for such amounts of cash as the Committee determines to be necessary to satisfy short-term liquidity requirements and cash held pending acquisition of shares of Company Stock.

The foregoing amendment is effective as of March 15, 1999 and applies to all Participants and Beneficiaries, including Participants who terminated employment before March 15, 1999 and Beneficiaries of Participants who died before March 15, 1999.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this 26th day of April, 1999.

                                       BMC INDUSTRIES, INC.

Attest: /s/ JON A. DOBSON              By /s/ STEFAN K. PETERSON
       -----------------------           ---------------------------------------
        Secretary                      Director of Compensation, Benefits & HRIS